   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 4, 1998

                                             REGISTRATION NUMBER 333-48803

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           OFFSHORE LOGISTICS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                   4522                  72-0679819
     (STATE OR OTHER         (PRIMARY STANDARD        (I.R.S. EMPLOYER
     JURISDICTION OF            INDUSTRIAL           IDENTIFICATION NO.)
    INCORPORATION OR        CLASSIFICATION CODE
      ORGANIZATION)               NUMBER)


                                224 RUE DE JEAN
                                 P.O. BOX 5-C
                          LAFAYETTE, LOUISIANA 70505
                                (318) 233-1221
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                DRURY A. MILKE
                   VICE PRESIDENT, CHIEF FINANCIAL OFFICER,
                            TREASURER AND SECRETARY
                                224 RUE DE JEAN
                                 P.O. BOX 5-C
                          LAFAYETTE, LOUISIANA 70505
                                (318) 233-1221
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  Copies to:
                               ARTHUR H. ROGERS
                          FULBRIGHT & JAWORSKI L.L.P.
                           1301 MCKINNEY, SUITE 5100
                           HOUSTON, TEXAS 77010-3095
                                (713) 651-5151

  Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective.

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                               ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                        TABLE OF ADDITIONAL REGISTRANTS

                                                     PRIMARY
                                  STATE OR OTHER     STANDARD
                                  JURISDICTION OF   INDUSTRIAL    IRS EMPLOYER
                                   INCORPORATION  CLASSIFICATION IDENTIFICATION
NAME                              OR ORGANIZATION    CODE NO.         NO.
----                              --------------- -------------- --------------
Air Logistics, L.L.C.............    Louisiana         4522        72-1412904
Air Logistics of Alaska, Inc.....    Alaska            4522        92-0048121
Grasso Corporation...............    Delaware          4522        72-1277694
Grasso Production Management,
 Inc.............................    Texas             1389        72-0271164
Medic Systems, Inc...............    Delaware          4522        76-0482462
Pumpkin Air, Inc.................    Texas             4522        75-1638151

                             EXPLANATORY NOTE

  This Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-48803) (the "Registration Statement") is being filed solely for the purpose of filing certain exhibits, and no changes or additions are being made hereby to the prospectus (the "Prospectus") that forms a part of this Registration Statement. Accordingly, the Prospectus has been omitted from this filing.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify its directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933, as amended (the "Securities Act"). In addition, the Registrant's bylaws provide for the indemnification of directors and officers against expenses and liabilities incurred in connection with defending actions brought against them for negligence or misconduct in their official capacities. The Registrant also has indemnity agreements with each of its directors that provide for indemnification of such directors. The Registrant has purchased insurance permitted by the Delaware General Corporation Law on behalf of directors and officers, which may cover liabilities under the Securities Act.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  The following is a list of all exhibits filed as part of this Registration Statement.

 EXHIBIT
 NUMBER                            DESCRIPTION OF EXHIBITS
 -------                           -----------------------
   4.1*   -- Indenture, dated as of January 27, 1998, among the Company, the
             Guarantors and State Street Bank and Trust Company.
   4.2*  --  Registration Rights Agreement, dated as of January 22, 1998, among the Company, the Guarantors and Jefferies & Company, Inc.
   5     --  Opinion of Fulbright & Jaworski L.L.P. as to the legality of the
             Notes.
  12*    --  Statement regarding Ratio of Earnings to Fixed Charges.
  23.1   --  Consent of Arthur Andersen LLP
  23.2*  --  Consent of KPMG
  23.3   --  Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5).
  24.1*  --  Power of Attorney.
  25.1   --  Statement of Eligibility of State Street Bank and Trust Company.
  99.1*  --  Form of Letter of Transmittal.
  99.2*  --  Form of Notice of Guaranteed Delivery.

--------

* Previously filed.

ITEM 22. UNDERTAKINGS.

  The Registrant hereby undertakes the following:

  (a) For purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions described under Item 20 or otherwise, each of the registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by any of the registrants of expenses incurred or paid by a director, officer, or controlling person of such registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  (c) Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated document by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

  (d) Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on May 4, 1998.

                                          OFFSHORE LOGISTICS, INC.

                                              /s/ George M. Small*
                                          By: _________________________________
                                                     George M. Small
                                                        President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
      /s/ George M. Small*           President and Director           May 4, 1998
------------------------------------  (Principal Executive
          George M. Small             Officer)


       /s/ Louis F. Crane*           Chairman of the Board            May 4, 1998
------------------------------------
           Louis F. Crane


       /s/ Drury A. Milke            Vice President, Chief            May 4, 1998
------------------------------------  Financial Officer,
           Drury A. Milke             Treasurer and Secretary
                                      (Principal Financial
                                      Officer)


       /s/ Patricia Como*            Controller and Assistant         May 4, 1998
------------------------------------  Secretary (Principal
           Patricia Como              Accounting Officer)


                                     Director                         May 4, 1998
------------------------------------
          Peter N. Buckley

                                     Director                         May 4, 1998
------------------------------------
       Jonathan H. Cartwright


      /s/ David M. Johnson*          Director                         May 4, 1998
------------------------------------
          David M. Johnson


      /s/ Kenneth M. Jones*          Director                         May 4, 1998
------------------------------------
          Kenneth M. Jones


       /s/ Harry C. Sager*           Director                         May 4, 1998
------------------------------------
           Harry C. Sager

                                     Director                         May 4, 1998
------------------------------------
            Howard Wolf

   /s/ Drury A. Milke

*By:______________________

      Drury A. Milke

     Attorney-in-Fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on May 4, 1998.

                                          AIR LOGISTICS, L.L.C.
                                          By:  Offshore Logistics, Inc.,
                                                its sole member

                                                 /s/ Drury A. Milke
                                          By: _________________________________
                                                     Drury A. Milke
                                                     Vice President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
      /s/ George M. Small*           President and Manager            May 4, 1998
------------------------------------  (Principal Executive
          George M. Small             Officer)


       /s/ Drury A. Milke            Vice President, Chief            May 4, 1998
------------------------------------  Financial Officer,
           Drury A. Milke             Treasurer, Secretary and
                                      Manager (Principal
                                      Financial Officer and
                                      Principal Accounting
                                      Officer)


                                     Manager                          May 4, 1998
------------------------------------
            Gene Graves

   /s/ Drury A. Milke

*By:______________________

      Drury A. Milke

     Attorney-in-Fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on May 4, 1998.

                                          AIR LOGISTICS OF ALASKA, INC.

                                                   /s/ Drury A. Milke
                                          By: _________________________________
                                                     Drury A. Milke
                                                     Vice President

 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
      /s/ George M. Small*           President and Director           May 4, 1998
------------------------------------  (Principal Executive
          George M. Small             Officer)


       /s/ Drury A. Milke            Vice President, Chief            May 4, 1998
------------------------------------  Financial Officer,
           Drury A. Milke             Treasurer, Secretary and
                                      Director (Principal
                                      Financial Officer and
                                      Principal Accounting
                                      Officer)


                                     Director                         May 4, 1998
------------------------------------
          L. Michael Rizk

   /s/ Drury A. Milke

*By:______________________

      Drury A. Milke

     Attorney-in-Fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on May 4, 1998.

                                          GRASSO CORPORATION

                                                 /s/ Drury A. Milke
                                          By: _________________________________
                                                     Drury A. Milke
                                                     Vice President

 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
      /s/ George M. Small*           President and Director           May 4, 1998
------------------------------------  (Principal Executive
          George M. Small             Officer)


       /s/ Drury A. Milke            Vice President, Chief            May 4, 1998
------------------------------------  Financial Officer,
           Drury A. Milke             Treasurer, Secretary and
                                      Director (Principal
                                      Financial Officer and
                                      Principal Accounting
                                      Officer)


                                     Director                         May 4, 1998
------------------------------------
           Bill Donaldson

   /s/ Drury A. Milke

*By:______________________

      Drury A. Milke

     Attorney-in-Fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on May 4, 1998.

                                          GRASSO PRODUCTION MANAGEMENT, INC.

                                                 /s/ Drury A. Milke
                                          By: _________________________________
                                                     Drury A. Milke
                                                     Vice President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
      /s/ George M. Small*           President and Director           May 4, 1998
------------------------------------  (Principal Executive
          George M. Small             Officer)


       /s/ Drury A. Milke            Vice President, Chief            May 4, 1998
------------------------------------  Financial Officer,
           Drury A. Milke             Treasurer, Secretary and
                                      Director (Principal
                                      Financial Officer and
                                      Principal Accounting
                                      Officer)


                                     Director                         May 4, 1998
------------------------------------
           Bill Donaldson

   /s/ Drury A. Milke

*By:______________________

      Drury A. Milke

     Attorney-in-Fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on May 4, 1998.

                                          MEDIC SYSTEMS, INC.

                                                 /s/ Drury A. Milke
                                          By: _________________________________
                                                     Drury A. Milke
                                                     Vice President

 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
      /s/ George M. Small*           President and Director           May 4, 1998
------------------------------------  (Principal Executive
          George M. Small             Officer)


       /s/ Drury A. Milke            Vice President, Chief            May 4, 1998
------------------------------------  Financial Officer,
           Drury A. Milke             Treasurer, Secretary and
                                      Director (Principal
                                      Financial Officer and
                                      Principal Accounting
                                      Officer)


                                     Director                         May 4, 1998
------------------------------------
           Bill Donaldson

   /s/ Drury A. Milke

*By:______________________

      Drury A. Milke

     Attorney-in-Fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on May 4, 1998.

                                          PUMPKIN AIR, INC.

                                                 /s/ Drury A. Milke
                                          By: _________________________________
                                                     Drury A. Milke
                                                     Vice President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
      /s/ George M. Small*           President and Director           May 4, 1998
------------------------------------  (Principal Executive
          George M. Small             Officer)


       /s/ Drury A. Milke            Vice President, Chief            May 4, 1998
------------------------------------  Financial Officer,
           Drury A. Milke             Treasurer, Secretary and
                                      Director (Principal
                                      Financial Officer and
                                      Principal Accounting
                                      Officer)


                                     Director                         May 4, 1998
------------------------------------
            Gene Graves

   /s/ Drury A. Milke

*By:______________________

      Drury A. Milke

     Attorney-in-Fact